Prospectus Supplement

John Hancock Funds II
John Hancock Strategic Income Opportunities Fund (the fund)

Supplement dated February 15, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of March 31, 2022 (the Effective Date), Bradley L. Lutz, CFA will be added as a portfolio manager of the fund. As of the Effective Date, Daniel S. Janis III, Thomas C. Goggins, Kisoo Park, Christopher M. Chapman, CFA, and Bradley L. Lutz, CFA will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Effective March 15, 2023, Daniel S. Janis III will be retiring as a portfolio manager. Accordingly, all references to Mr. Janis will be removed from the Summary Prospectus as of March 15, 2023.

As of the Effective Date, the following will replace in its entirety the portfolio manager information under the heading “Portfolio management” in the Summary Prospectus.

Christopher M. Chapman, CFA Managing Director and Portfolio Manager Managed the fund since 2017	Thomas C. Goggins Senior Managing Director and Senior Portfolio Manager Managed the fund since 2009	Daniel S. Janis III Senior Managing Director and Senior Portfolio Manager Managed the fund since 2006

Kisoo Park Managing Director and Portfolio Manager Managed the fund since 2015	Bradley L. Lutz, CFA Managing Director and Portfolio Manager Managed the fund since 2022

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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